Exhibit 10.1

REORGANIZATION AGREEMENT

Dated as of July 29, 2015

TABLE OF CONTENTS

Pages

Article I DEFINITIONS		1
1.1	Certain Defined Terms	1
1.2	Terms Defined Elsewhere in this Agreement	3
1.3	Other Definitional and Interpretative Provisions	3
Article II THE REORGANIZATION		4
2.1	Reorganization Transactions	4
2.2	Other Transactions	6
2.3	Consent to Transactions	7
2.4	No Liabilities in Event of Termination; Certain Covenants	7
Article III REPRESENTATIONS AND WARRANTIES		8
3.1	Representations and Warranties	8
Article IV MISCELLANEOUS		9
4.1	Amendments and Waivers	9
4.2	Successors and Assigns	9
4.3	Notices	9
4.4	Further Assurances	10
4.5	Entire Agreement	10
4.6	Governing Law	11
4.7	Jurisdiction	11
4.8	WAIVER OF JURY TRIAL	11
4.9	Severability	11
4.10	Enforcement	11
4.11	Counterparts; Facsimile Signatures	11
4.12	Expenses	11

Schedules

Schedule 1        -           Contributed Assets

Schedule 2        -           Employee Benefit Plans of vTvx I and vTvx II

i

REORGANIZATION AGREEMENT

THIS REORGANIZATION AGREEMENT (this “Agreement”), dated as of July 29, 2015, by and among vTv Therapeutics Inc., a Delaware corporation (“Pubco”), vTv Therapeutics LLC, a Delaware limited liability company (the “Company”), vTvx Holdings I LLC, a Delaware limited liability company (“vTvx I”), vTvx Holdings II LLC, a Delaware limited liability company (“vTvx II”), and vTv Therapeutics Holdings LLC, a Delaware limited liability company (“Holdings”).

RECITALS

WHEREAS, the Board of Directors of Pubco (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock (as defined below);

WHEREAS, the parties hereto desire to effect the Transactions (as defined below), including the Reorganization Transactions (as defined below), in contemplation of the IPO; and

WHEREAS, in connection with the IPO, the applicable parties hereto intend to enter into the Transactions.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

Article I

DEFINITIONS

1.1              Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.01 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

“Class B Common Stock” shall mean Class B Common Stock, par value $0.01 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

“Class M Common Unit” shall mean the Class M Common Unit of the Company, having the rights set forth in the Amended and Restated Company LLC Agreement.

“Effective Time” means the date and time on which the Registration Statement becomes effective.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Certificate of Incorporation” means the Certificate of Incorporation of Pubco, as filed with the Secretary of State of the State of Delaware on April 2, 2015.

“Existing Company LLC Agreement” means the Operating Agreement of the Company, dated as of April 15, 2015, by Holdings as the sole member.

“IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

“IPO Price Per Share” means the per share public offering price for the Class A Common Stock.

“Nonvoting Common Units” shall mean Nonvoting Common Units of the Company, having the rights set forth in the Amended and Restated Company LLC Agreement.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

“Pricing” means such date and time as the Board or the pricing committee thereof determines to price the IPO.

“Registration Statement” means the registration statement on Form S-1 (File No. 333-204951) filed by Pubco under the Securities Act with the SEC to register the IPO.

“Reorganization Documents” means the Amended and Restated Certificate of Incorporation, the Amended and Restated By-laws, the Amended and Restated Company LLC Agreement, the Exchange Agreement, the Investor Rights Agreement, the Tax Receivable Agreement, the 2015 Omnibus Incentive Plan and all other agreements and documents entered into in connection with the Transactions.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

2

1.2              Terms Defined Elsewhere in this Agreement(a). Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
2015 Omnibus Incentive Plan	2.2(d)
Agreement	Preamble
Amended and Restated Certificate of Incorporation	2.1(a)
Amended and Restated Company LLC Agreement	2.1(c)
Board	Recitals
Company	Preamble
Contributed Assets	2.1(d)(i)
e-mail	4.3
Employee Transfer	2.1(d)(ii)
Exchange Agreement	2.2(a)
Holdings	Preamble
Holdings Membership Interests	2.1(d)(iii)
Investor Rights Agreement	2.2(b)
IPO	Recitals
Proceeds	2.2(f)
Pubco	Preamble
Reorganization Transaction	2.1
Reorganization Transactions	2.1
Tax Receivable Agreement	2.2(c)
Transaction	2.2
Transactions	2.2
vTvx I	Preamble
vTvx II	Preamble

1.3              Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, and Schedules are to Articles, Sections, and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. The Reorganization Documents referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

3

Article II

THE REORGANIZATION

2.1              Reorganization Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1 (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”), which shall be effective as of immediately after the Effective Time:

(a)                Filing of Amended and Restated Certificate of Incorporation. Pubco shall adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of Pubco, substantially in the form filed as Exhibit 3.1 to the Registration Statement (the “Amended and Restated Certificate of Incorporation”).

(b)               Adoption of Amended and Restated By-laws. The Board shall adopt amended and restated by-laws of Pubco, substantially in the form filed as Exhibit 3.2 to the Registration Statement (the “Amended and Restated By-laws”).

(c)                Adoption of Amended and Restated Company LLC Agreement. The Company shall adopt the amended and restated limited liability company agreement of the Company, substantially in the form filed as Exhibit 10.3 to the Registration Statement (the “Amended and Restated Company LLC Agreement”).

(d)               Contribution of Contributed Assets and Employee Transfer. Immediately following the Reorganization Transactions described in Sections 2.1(a) through (c):

(i)                 vTvx I and vTvx II hereby contribute, assign, transfer and convey to Holdings all of the respective right, title, interest and obligations of vTvx I and vTvx II in their respective tangible and intangible assets set forth on Schedule 1 hereof, free and clear of all liens (other than those liens to be released pursuant to Section 2.2(e)), including all goodwill related to such assets and all goodwill of the businesses of vTvx I and vTvx II (such contributed assets, the “Contributed Assets”).

(ii)               vTvx I and vTvx II hereby assign and transfer to Holdings the employment of all employees of vTvx I and vTvx II and (A) all employment-related rights and obligations, including each employment agreement between vTvx I or vTvx II, on the one hand, and each employee thereof, on the other hand, (B) noncompetition, nonsolicitation and nondisclosure agreements with respect to the employees and former employees of vTvx I and vTvx II and (C) all employee benefit plans set forth on Schedule 1 hereof (collectively, the “Employee Transfer”).

4

(iii)             In consideration for the Contributed Assets and the Employee Transfer, Holdings hereby issues 95 of its membership interests (“Holdings Membership Interests”) to vTvx I and 5 Holdings Membership Interests to vTvx II.

(iv)             Holdings hereby acknowledges its right to receive the Contributed Assets from vTvx I and vTvx II and, for administrative convenience, hereby irrevocably directs vTvx I and vTvx II to contribute, assign, transfer and convey the Contributed Assets directly to the Company for and on behalf of Holdings in lieu of the Contributed Assets being contributed, assigned, transferred and conveyed to Holdings.

(v)               Holdings acknowledges its rights to receive the Employee Transfer from vTvx I and vTvx II and, for administrative convenience, hereby irrevocably directs vTvx I and vTvx II to contribute, assign, transfer and convey the Employee Transfer directly to the Company for and on behalf of Holdings in lieu of the Employee Transfer being contributed, assigned, transferred and conveyed to Holdings.  vTvx I, vTvx II and the Company acknowledge and agree that if the Company determines that in connection with the Employee Transfer, a transition service period not to exceed four months is necessary or desirable, then such employees shall be permitted to continue their participation in the employee benefit plans of vTvx I and vTvx II as set forth on Schedule 2 during such period and the Company, vTvx I and vTvx II will enter into a customary transition services agreement.

(vi)             The Company hereby accepts and acquires the Contributed Assets and the Employee Transfer and all of the respective right, title, interest and obligations of vTvx I and vTvx II in the Contributed Assets and the Employee Transfer. In consideration for its receipt of the Contributed Assets and the Employee Transfer, the Company hereby: (A) issues (x) to Holdings 25,000,000 Nonvoting Common Units and (B) to Pubco, a wholly owned subsidiary of Holdings, one Class M Common Unit; (B) assumes all liabilities of vTvx I and vTvx II with respect to the Contributed Assets and the Employee Transfer; (C) covenants and agrees to discharge, perform and comply with and to be bound by all the terms, conditions, provisions, obligations, covenants and duties of vTvx I and vTvx II under all contracts and agreements included in the Contributed Assets and the Employee Transfer as if the Company were an original party thereto; and (D) agrees to indemnify and hold harmless vTvx I and vTvx II for any and all liabilities of vTvx I or vTvx II, known or unknown, that currently exist or may arise in the future with respect to the Contributed Assets and the Employee Transfer.

5

(e)                Issuance of Class B Common Stock to Holdings. In connection with the filing of the Amended and Restated Certificate of Incorporation, Pubco hereby issues to Holdings 25,000,000 shares of Class B Common Stock and all of the issued and outstanding common stock of Pubco held by MacAndrews & Forbes Incorporated pursuant to the Existing Certificate of Incorporation shall be cancelled.

2.2              Other Transactions. In connection with the Reorganization Transactions set forth above, the parties hereto shall, in connection therewith, take the following actions described in this Section 2.2 (together with the Reorganization Transactions, the “Transactions” and each a “Transaction”):

(a)                Exchange Agreement. In connection with the issuance of Class B Common Stock and Nonvoting Common Units to Holdings as provided in Section 2.1, Holdings, the Company and Pubco hereby enter into that certain Exchange Agreement, substantially in the form filed as Exhibit 10.4 to the Registration Statement (the “Exchange Agreement”).

(b)               Investor Rights Agreement. In connection with the issuance of Class B Common Stock and Nonvoting Common Units to Holdings as provided in Section 2.1, Holdings, Pubco, and the Company shall enter into an Investor Rights Agreement, substantially in the form filed as Exhibit 10.2 to the Registration Statement (the “Investor Rights Agreement”).

(c)                Tax Receivable Agreement. In connection with the issuance of Class B Common Stock and Nonvoting Common Units to Holdings as provided in Section 2.1, Pubco and Holdings shall enter into a Tax Receivable Agreement, substantially in the form filed as Exhibit 10.5 to the Registration Statement (the “Tax Receivable Agreement”).

(d)               2015 Omnibus Incentive Plan. Pubco hereby enters into the 2015 Omnibus Equity Incentive Plan, substantially in the form filed as Exhibit 10.11 to the Registration Statement (the “2015 Omnibus Incentive Plan”).

(e)                Intellectual Property Assignment Agreements and Lien Releases. Following the date hereof, vTvx I, vTvx II and the Company shall take all such steps and actions, and provide such cooperation and assistance to each such party and its respective successors, assigns and legal representatives, including the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, agreements, lien releases, powers of attorney, or other documents, as may be necessary to (i) release and terminate any and all liens and security interests filed against the patents, trademarks, copyrights, domain names (and any registrations or applications thereof) and any other intellectual property that is a Contributed Asset, or (ii) effect, evidence or perfect the transfer and assignment of the patents, trademarks, copyrights, domain names (and any registrations or applications thereof) and any other intellectual property that is a Contributed Asset from each of vTvx I and vTvx II to the Company or any assignee or successor thereto, including by executing and filing short-form intellectual property lien releases and/or short-form intellectual property assignment agreements in the United States Patent and Trademark Office, the United States Copyright Office and any applicable foreign intellectual property or equivalent office.

6

(f)                Issuance of Nonvoting Common Units to Pubco. Immediately following the IPO Closing, Pubco shall use the net proceeds (after payment of all fees and expenses in connection with the IPO) from the IPO (the “Proceeds”) to purchase from the Company a number of Nonvoting Common Units equal to the number of shares of Class A Common Stock issued in the IPO. Upon receipt of the Proceeds from Pubco, the Company shall issue to Pubco the number of Nonvoting Common Units set forth in the immediately preceding sentence.

2.3              Consent to Transactions.

(a)                Each of the parties hereto hereby acknowledges, agrees and consents to all of the Transactions. Each of the parties hereto shall take all reasonable action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Transactions and the IPO.

(b)               The parties hereto shall deliver to each other, as applicable, prior to or at the Effective Time, each of the Reorganization Documents to which it is a party, together with any other documents and instruments necessary or appropriate to be delivered in connection with the Transactions.

2.4              No Liabilities in Event of Termination; Certain Covenants.

(a)                In the event that the IPO is abandoned or, unless the Board, the Company and Holdings otherwise agree, the IPO Closing has not occurred by September 30, 2015, (a) this Agreement shall automatically terminate and be of no further force or effect except for this Section 2.4 and Sections 4.1, 4.2, 4.3, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12 and (b) there shall be no liability on the part of any of the parties hereto, except that such termination shall not preclude any party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other parties of any representation, warranty, covenant or agreement contained herein prior to such termination.

(b)               In the event that this Agreement is terminated for any reason after the consummation of any Transaction, but prior to the consummation of all of the Transactions, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had prior to the consummation of the Transactions, or any part thereof, including, without limitation, voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges.

7

(c)                For the avoidance of doubt, each party hereto acknowledges and agrees that until the consummation of the Transactions: (i) the parties hereto shall not receive or lose any voting, governance or similar rights in connection with this Agreement or the Transactions and (ii) the rights of the parties hereto under the Existing Company LLC Agreement shall not be effected.

Article III

REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties. Each party hereto hereby represents and warrants to all of the other parties hereto as follows:

(a)                The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been or prior to the Effective Time will be duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

(b)               Such party has or prior to the Effective Time will have the requisite power, authority, legal right and, if such party is an individual, legal capacity, to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be;

(c)                This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and

(d)               Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby, nor compliance by such party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.

8

Article IV

MISCELLANEOUS

4.1              Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of Pubco, the Company, and Holdings; provided, however, that any modification, amendment or waiver that would affect any other party hereto in a manner materially and disproportionately adverse to such party shall be effective against such party so materially and adversely affected only with the prior written consent of such party, such consent not to be unreasonably withheld or delayed. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.4 hereof.

4.2              Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. If and to the extent Holdings is dissolved or liquidated, MacAndrews & Forbes Incorporated and M&F TTP Holdings LLC and each of their respective affiliates (other than Pubco and its subsidiaries) holding shares of Pubco shall be the successors of Holdings, and references to “Holdings” herein shall be references to such successors of Holdings, collectively, and the Pubco shall (and shall cause its subsidiaries to) enter into such amendments and supplements hereto to effectuate the intent of this Section 4.2.

4.3              Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and not received by automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

If to Pubco or the Company addressed to it at:

Stephen L. Holcombe, President and CEO

4170 Mendenhall Oaks Parkway

High Point, NC 27265

Facsimile: (336) 841-0310

E-mail:  sholcombe@vtvtherapeutics.com

9

With copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile No.: (212) 757-3990
Attention:  Angelo Bonvino

                  Lawrence G. Wee
E-mail:      abonvino@paulweiss.com

                  lwee@paulweiss.com

If to Holdings, vTvx I or vTvx II addressed to it at:

c/o MacAndrews & Forbes Incorporated

35 East 62nd Street

New York, NY 10065

Attention: Paul G. Savas

Facsimile: (212) 572-5695

With copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile No.: (212) 757-3990
Attention:  Angelo Bonvino

                  Lawrence G. Wee
E-mail:      abonvino@paulweiss.com

                  lwee@paulweiss.com

4.4              Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

4.5              Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

10

4.6              Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

4.7              Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.3 shall be deemed effective service of process on such party.

4.8              WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.9              Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

4.10           Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

4.11           Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).

4.12           Expenses. Unless otherwise provided in the Reorganization Documents, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense.

[Signature Page Follows]

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VTV THERAPEUTICS INC.

By:	/s/ Stephen L. Holcombe
Name: Stephen L. Holcombe
Title: President and Chief Executive Officer

VTV THERAPEUTICS LLC

By:	/s/ Stephen L. Holcombe
Name: Stephen L. Holcombe
Title: President and Chief Executive Officer

VTV THERAPEUTICS HOLDINGS LLC

By:	/s/ Stephen L. Holcombe
Name: Stephen L. Holcombe
Title: President

VTVX HOLDINGS I LLC

By:	/s/ Stephen L. Holcombe
Name: Stephen L. Holcombe
Title: President

VTVX HOLDINGS II LLC

By:	/s/ Stephen L. Holcombe
Name: Stephen L. Holcombe
Title: President

[Signature Page to the Reorganization Agreement]

Schedule 1

Contributed Assets

(See attached.)

Schedule 1

Contributed Assets

Assets Transferred from vTvx Holdings I LLC

INDs and Similar Assets:

Program	Compound	IND / File #	Holder
GK	TTP355	CTA 9727-T1006-24C	vTvx Holdings I LLC
GK	TTP399	IND 78,649	vTvx Holdings I LLC
GK	TTP547	IND 101,790	vTvx Holdings I LLC
GLP	TTP054	IND 107,972; and CTA 9727-T1006-25C	vTvx Holdings I LLC
GLP	TTP273	IND 115,859	vTvx Holdings I LLC
RAGE	TTP488	IND 68,445; and CTA 9427-T1538-21C	vTvx Holdings I LLC
PTP1B	TTP814	CTA 9427-T1006-23C	vTvx Holdings I LLC
RAGE	TTP4000	IND 108,330	vTvx Holdings I LLC
Factor IX	TTP889	IND 62,132; and IND 101,833	vTvx Holdings I LLC
AgRP	TTP435	IND 103,677; and CTA 9427-T1006-24C	vTvx Holdings I LLC

Trademarks:

Trademark	Applicant	Application No.	Status
TTPREDICT	vTvx Holdings I LLC	76/406,330	Registered
TTP TRANSLATIONAL TECHNOLOGY	vTvx Holdings I LLC	76/406,371	Registered
TTPSPACE	vTvx Holdings I LLC	76/406,372	Registered
TTPOSTGENE	vTvx Holdings I LLC	76/406,409	Registered
TTPSCREEN	vTvx Holdings I LLC	76/406,412	Registered

Copyrights:

Author	Title	Copyright Year	Registration Number	Owner
Sawafta et al.	TTPScreen Software Program	2002	TXU1-052-385	vTvx Holdings I LLC
Sawafta et al.	TTPredict Software Program	2002	TXU1-040-852	vTvx Holdings I LLC

Domain Names:

Owner	Domain Name	Status
vTvx Holdings I LLC	AZELIRAGON.BIZ	Registered
vTvx Holdings I LLC	AZELIRAGON.COM	Registered
vTvx Holdings I LLC	AZELIRAGON.INFO	Registered
vTvx Holdings I LLC	AZELIRAGON.NET	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.CO	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.COM	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.INFO	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.NET	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.ORG	Registered
vTvx Holdings I LLC	LIVINGSTEADFAST.US	Registered
vTvx Holdings I LLC	MYAGATA.COM	Registered
vTvx Holdings I LLC	MYAGATA.INFO	Registered
vTvx Holdings I LLC	MYAGATA.NET	Registered
vTvx Holdings I LLC	MYAGATA.ORG	Registered
vTvx Holdings I LLC	MYAGATA.US	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.CO	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.COM	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.INFO	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.NET	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.ORG	Registered
vTvx Holdings I LLC	STEADFASTALZHEIMERS.US	Registered
vTvx Holdings I LLC	TTPREDICT.XXX	Registered
vTvx Holdings I LLC	TTPSCREEN.XXX	Registered
vTvx Holdings I LLC	TTPSPACE.XXX	Registered
vTvx Holdings I LLC	TTPTRANSLATIONALTECHNOLOGY.XXX	Registered
vTvx Holdings I LLC	VTV.NET	Registered
vTvx Holdings I LLC	VTVTHERA.COM	Registered
vTvx Holdings I LLC	VTVTHERA.NET	Registered
vTvx Holdings I LLC	VTVTHERAPEUTICS.COM	Registered
vTvx Holdings I LLC	VTVTHERAPEUTICS.NET	Registered
vTvx Holdings I LLC	VTVT.NET	Registered

Patents:

File No.	Country	Owner	Application No.	Patent No.
2001-04-US-B	United States	vTvx Holdings I LLC	12/901,133
2002-04-US-A	United States	vTvx Holdings I LLC	10/411,568	7,146,384
0378.204-AU	Australia	vTvx Holdings I LLC	2013262895
0378.204-BR	Brazil	vTvx Holdings I LLC	BR1120140286221
0378.204-CA	Canada	vTvx Holdings I LLC	2872021
0378.204-CN	China	vTvx Holdings I LLC	201380024802.X
0378.204-EA	Eurasia	vTvx Holdings I LLC	201492109
0378.204-HK	Hong Kong	vTvx Holdings I LLC	15103235.2
0378.204-IL	Israel	vTvx Holdings I LLC	235484
0378.204-IN	India	vTvx Holdings I LLC	9554/DELNP/2014
0378.204-JP	Japan	vTvx Holdings I LLC	2015-512779
0378.204-KR	South Korea	vTvx Holdings I LLC	10-2014-7035545
0378.204-MX	Mexico	vTvx Holdings I LLC	MX/a/2014/013105
0378.204-NZ	New Zealand	vTvx Holdings I LLC	701802
0378.204-SG	Singapore	vTvx Holdings I LLC	11201406987U
0378.204-US	United States	vTvx Holdings I LLC	14/071,976
0378.204-ZA	South Africa	vTvx Holdings I LLC	2014/07864
0378.205-EP	Europe	vTvx Holdings I LLC	13726933.8
0379.204-PCT	PCT Application	vTvx Holdings I LLC	PCT/US2014/019349
2010-05-AU-A	Australia	vTvx Holdings I LLC	2011258460	2011258460
2010-05-BR-A	Brazil	vTvx Holdings I LLC	BR1120120298445
2010-05-CA-A	Canada	vTvx Holdings I LLC	2799591
2010-05-CN-A	China	vTvx Holdings I LLC	201180025744.3	ZL201180025744.3
2010-05-EA-A	Eurasia	vTvx Holdings I LLC	201201617
2010-05-EP-A	Europe	vTvx Holdings I LLC	11787250.7
2010-05-GCC-A	Gulf Cooperation Council	vTvx Holdings I LLC	GC 2011-18476
2010-05-HK-A	Hong Kong	vTvx Holdings I LLC	13108290.5
2010-05-IL-A	Israel	vTvx Holdings I LLC	223137
2010-05-IN-A	India	vTvx Holdings I LLC	10658/CHENP/2012
2010-05-JP-A	Japan	vTvx Holdings I LLC	2013-512164
2010-05-KR-A	South Korea	vTvx Holdings I LLC	10-2012-7033687
2010-05-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2012/013617
2010-05-NZ-A	New Zealand	vTvx Holdings I LLC	603614	603614
2010-05-SG-A	Singapore	vTvx Holdings I LLC	201208508-0	185660
2010-05-TW-A	Taiwan	vTvx Holdings I LLC	100118368
2010-05-US-A	United States	vTvx Holdings I LLC	13/114,964
2010-05-ZA-A	South Africa	vTvx Holdings I LLC	2012/08834
2013-02-PCT	PCT Application	vTvx Holdings I LLC	PCT/US2014/019363

File No.	Country	Owner	Application No.	Patent No.
6694.214-US	United States	vTvx Holdings I LLC	12/895,761	8,148,413
6808.205-BG	Bulgaria	vTvx Holdings I LLC	5700554.8	1723128
6808.205-CY	Cyprus	vTvx Holdings I LLC	5700554.8	1723128 (CY1113736)
6808.205-EE	Estonia	vTvx Holdings I LLC	5700554.8	1723128
6808.205-HK	Hong Kong	vTvx Holdings I LLC	7107531.4	HK1103074
6808.205-IS	Iceland	vTvx Holdings I LLC	5700554.8	1723128
6808.205-LT	Lithuania	vTvx Holdings I LLC	5700554.8	1723128
6808.205-LU	Luxembourg	vTvx Holdings I LLC	5700554.8	1723128
6808.205-MC	Monaco	vTvx Holdings I LLC	5700554.8	1723128
6808.205-RO	Romania	vTvx Holdings I LLC	5700554.8	1723128
6808.205-SI	Slovenia	vTvx Holdings I LLC	5700554.8	1723128
6808.205-SK	Slovakia	vTvx Holdings I LLC	5700554.8	1723128 (E13998 T3)
6937.204-MX	Mexico	vTvx Holdings I LLC	MX/a/2007/006420	303022
6937.204-US	United States	vTvx Holdings I LLC	11/791,200	8,148,412
7112.204-AU	Australia	vTvx Holdings I LLC	2006268589	2006268589
7112.204-BR	Brazil	vTvx Holdings I LLC	PI0612996-0
7112.204-CA	Canada	vTvx Holdings I LLC	2615938	2,615,938
7112.204-CN	China	vTvx Holdings I LLC	200680033512.1	ZL200680033512.1
7112.204-IL	Israel	vTvx Holdings I LLC	188244	188244
7112.204-IN	India	vTvx Holdings I LLC	10025/DELNP/2007
7112.204-KR	South Korea	vTvx Holdings I LLC	10-2008-7002805	10-1446973
7112.204-MX	Mexico	vTvx Holdings I LLC	MX/a/2008/000255	305666
7112.204-RU	Russia	vTvx Holdings I LLC	2007147046	2443691
7112.204-ZA	South Africa	vTvx Holdings I LLC	2008/00341	2008/00341
7112.205-HK	Hong Kong	vTvx Holdings I LLC	8112906	HK1121744
7127.204-US	United States	vTvx Holdings I LLC	12/298,840	8,211,925
7209.204-US	United States	vTvx Holdings I LLC	11/994,728	7,582,769
7563.204-AU	Australia	vTvx Holdings I LLC	2008-204530	2008204530
7563.204-CA	Canada	vTvx Holdings I LLC	2675111
7563.204-IL	Israel	vTvx Holdings I LLC	199615
7563.204-IN	India	vTvx Holdings I LLC	4486/DELNP/2009
2008-03-AU-A	Australia	vTvx Holdings I LLC	2009221722	2009221722
2008-03-BR-A	Brazil	vTvx Holdings I LLC	PI0910282-5
2008-03-CA-A	Canada	vTvx Holdings I LLC	2716664
2008-03-CN-A	China	vTvx Holdings I LLC	200980108115.X	ZL200980108115.X
2008-03-EA-A	Eurasia	vTvx Holdings I LLC	201071045	18225
2008-03-EP-A	Europe	vTvx Holdings I LLC	9718287.7
2008-03-HK-A	Hong Kong	vTvx Holdings I LLC	11102525.7
2008-03-IL-A	Israel	vTvx Holdings I LLC	207570	207570
2008-03-IN-A	India	vTvx Holdings I LLC	6085/DELNP/2010

File No.	Country	Owner	Application No.	Patent No.
2008-03-JP-A	Japan	vTvx Holdings I LLC	2010-549910	5382952
2008-03-KR-A	South Korea	vTvx Holdings I LLC	10-2010-7020688
2008-03-ME-A	Montenegro	vTvx Holdings I LLC	P-2010-143	1018
2008-03-MO-A	Macau	vTvx Holdings I LLC	J/001523
2008-03-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2010/009752	300256
2008-03-NZ-A	New Zealand	vTvx Holdings I LLC	587343	587343
2008-03-SG-A	Singapore	vTvx Holdings I LLC	201006155-4	164144 [WO 2009/111700]
2008-03-US-A	United States	vTvx Holdings I LLC	12/399,504	7,727,983
2008-03-US-B	United States	vTvx Holdings I LLC	12/759,010	7,790,714
2008-03-US-C	United States	vTvx Holdings I LLC	12/849,225	7,906,507
2008-03-US-D	United States	vTvx Holdings I LLC	12/872,580	8,524,708
2008-03-US-E	United States	vTvx Holdings I LLC	13/956,578	8,703,766
2008-03-US-F	United States	vTvx Holdings I LLC	14/197,771	8,933,222
2008-03-US-G	United States	vTvx Holdings I LLC	14/556,837
2008-03-ZA-A	South Africa	vTvx Holdings I LLC	2010/06367	2010/06367
2008-06-US-A	United States	vTvx Holdings I LLC	12/936,434	8,718,994
2009-01-AU-A	Australia	vTvx Holdings I LLC	2010232750
2009-01-BR-A	Brazil	vTvx Holdings I LLC	PI1013579-0
2009-01-CA-A	Canada	vTvx Holdings I LLC	2757084
2009-01-CN-A	China	vTvx Holdings I LLC	201080015264.4	ZL201080015264.4
2009-01-EA-A	Eurasia	vTvx Holdings I LLC	201171197
2009-01-EP-A	Europe	vTvx Holdings I LLC	10779665.8
2009-01-HK-A	Hong Kong	vTvx Holdings I LLC	12104614.4
2009-01-IL-A	Israel	vTvx Holdings I LLC	214822
2009-01-IN-A	India	vTvx Holdings I LLC	6636/DELNP/2011
2009-01-JP-A	Japan	vTvx Holdings I LLC	2012-503599
2009-01-KR-A	South Korea	vTvx Holdings I LLC	10-2011-7024153
2009-01-MO-A	Macau	vTvx Holdings I LLC	J/001320	J/1320
2009-01-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2011/010347	320199
2009-01-SG-A	Singapore	vTvx Holdings I LLC	201106311-2	174205
2009-01-US-A	United States	vTvx Holdings I LLC	12/825,631	8,383,644
2009-01-US-B	United States	vTvx Holdings I LLC	13/707,265	8,987,295
2009-01-US-C	United States	vTvx Holdings I LLC	14/603,556
2009-01-ZA-A	South Africa	vTvx Holdings I LLC	2011/06441
2011-01-US-A	United States	vTvx Holdings I LLC	13/934,491
2012-01-AU-A	Australia	vTvx Holdings I LLC	2013235167
2012-01-BR-A	Brazil	vTvx Holdings I LLC	BR1120140227438
2012-01-CA-A	Canada	vTvx Holdings I LLC	2868033
2012-01-CN-A	China	vTvx Holdings I LLC	201380015508.2
2012-01-EA-A	Eurasia	vTvx Holdings I LLC	201491749

File No.	Country	Owner	Application No.	Patent No.
2012-01-EP-A	Europe	vTvx Holdings I LLC	13765015.6
2012-01-HK-A	Hong Kong	vTvx Holdings I LLC	14112910.6
2012-01-IL-A	Israel	vTvx Holdings I LLC	234615
2012-01-IN-A	India	vTvx Holdings I LLC	7867/DELNP/2014
2012-01-JP-A	Japan	vTvx Holdings I LLC	2015-501876
2012-01-KR-A	South Korea	vTvx Holdings I LLC	10-2014-7026362
2012-01-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2014/010366
2012-01-NZ-A	New Zealand	vTvx Holdings I LLC	629203
2012-01-SG-A	Singapore	vTvx Holdings I LLC	11201405353V
2012-01-US-A	United States	vTvx Holdings I LLC	14/489,890
2012-01-ZA-A	South Africa	vTvx Holdings I LLC	2014/06521
2013-01-AU-A	Australia	vTvx Holdings I LLC	2014207748
2013-01-CA-A	Canada	vTvx Holdings I LLC
2013-01-NZ-A	New Zealand	vTvx Holdings I LLC	709129
2013-01-SG-A	Singapore	vTvx Holdings I LLC
2000-02-US-A	United States	vTvx Holdings I LLC	09/799,152	6,908,741
2001-21-US-A	United States	vTvx Holdings I LLC	10/091,759	7,423,177
2002-01-AT-A	Austria	vTvx Holdings I LLC	3713918.5	1482931 (E529110)
2002-01-AU-A	Australia	vTvx Holdings I LLC	2003217943	2003217943
2002-01-AU-B	Australia	vTvx Holdings I LLC	2007202350	2007202350
2002-01-AU-C	Australia	vTvx Holdings I LLC	2009202814	2009202814
2002-01-BE-A	Belgium	vTvx Holdings I LLC	3713918.5	1482931
2002-01-CA-A	Canada	vTvx Holdings I LLC	2476594	2,476,594
2002-01-CH-A	Switzerland	vTvx Holdings I LLC	3713918.5	1482931
2002-01-CN-A	China	vTvx Holdings I LLC	3805204	ZL 03805204.0
2002-01-DE-A	Germany	vTvx Holdings I LLC	3713918.5	1482931 (60338810.8)
2002-01-DK-A	Denmark	vTvx Holdings I LLC	3713918.5	1482931 (DK/EP1482931)
2002-01-EP-A	Europe	vTvx Holdings I LLC	3713918.5	1482931
2002-01-ES-A	Spain	vTvx Holdings I LLC	3713918.5	1482931 (2373875)
2002-01-FR-A	France	vTvx Holdings I LLC	3713918.5	1482931
2002-01-GB-A	United Kingdom	vTvx Holdings I LLC	3713918.5	1482931
2002-01-HK-A	Hong Kong	vTvx Holdings I LLC	5103177.4	HK1069549
2002-01-IE-A	Ireland	vTvx Holdings I LLC	3713918.5	1482931
2002-01-IT-A	Italy	vTvx Holdings I LLC	3713918.5	1482931 (47615 BE/2012)
2002-01-JP-A	Japan	vTvx Holdings I LLC	2003-574195	4481011
2002-01-LU-A	Luxembourg	vTvx Holdings I LLC	3713918.5	1482931
2002-01-MC-A	Monaco	vTvx Holdings I LLC	3713918.5	1482931
2002-01-MO-A	Macau	vTvx Holdings I LLC	J/000383	J/000383
2002-01-NL-A	Netherlands	vTvx Holdings I LLC	3713918.5	1482931

File No.	Country	Owner	Application No.	Patent No.
2002-01-SE-A	Sweden	vTvx Holdings I LLC	3713918.5	1482931
2002-01-US-A	United States	vTvx Holdings I LLC	10/382,203	7,361,678
2002-01-US-B	United States	vTvx Holdings I LLC	11/511,163	7,714,013
2002-01-US-C	United States	vTvx Holdings I LLC	11/800,085	7,737,285
2007-01-CA-A	Canada	vTvx Holdings I LLC	2681864
2007-01-US-A	United States	vTvx Holdings I LLC	12/046,872	7,884,219
2007-01-US-B	United States	vTvx Holdings I LLC	12/982,775	8,372,988
2009-03-CA-A	Canada	vTvx Holdings I LLC	2772797
2009-03-CH-A	Switzerland	vTvx Holdings I LLC	10757925.2	2470510
2009-03-DE-A	Germany	vTvx Holdings I LLC	10757925.2	2470510 (602010016110.2)
2009-03-EP-A	Europe	vTvx Holdings I LLC	10757925.2	2470510
2009-03-ES-A	Spain	vTvx Holdings I LLC	10757925.2	2470510
2009-03-FR-A	France	vTvx Holdings I LLC	10757925.2	2470510
2009-03-GB-A	United Kingdom	vTvx Holdings I LLC	10757925.2	2470510
2009-03-IE-A	Ireland	vTvx Holdings I LLC	10757925.2	2470510
2009-03-IT-A	Italy	vTvx Holdings I LLC	10757925.2	2470510 (69561 BE/2014)
2009-03-JP-A	Japan	vTvx Holdings I LLC	2012-532199
2009-03-TW-A	Taiwan	vTvx Holdings I LLC	99132288
2009-03-US-A	United States	vTvx Holdings I LLC	12/888,660	8,580,833
2009-03-US-B	United States	vTvx Holdings I LLC	14/049,261
2010-01-CA-A	Canada	vTvx Holdings I LLC	2788355
2010-01-CH-A	Switzerland	vTvx Holdings I LLC	11745116.1
2010-01-DE-A	Germany	vTvx Holdings I LLC	11745116.1
2010-01-EP-A	Europe	vTvx Holdings I LLC	11745116.1
2010-01-ES-A	Spain	vTvx Holdings I LLC	11745116.1
2010-01-FR-A	France	vTvx Holdings I LLC	11745116.1
2010-01-GB-A	United Kingdom	vTvx Holdings I LLC	11745116.1
2010-01-IE-A	Ireland	vTvx Holdings I LLC	11745116.1
2010-01-IT-A	Italy	vTvx Holdings I LLC	11745116.1
2010-01-JP-A	Japan	vTvx Holdings I LLC	2012-553968
2010-01-TW-A	Taiwan	vTvx Holdings I LLC	100104976
2010-01-US-A	United States	vTvx Holdings I LLC	13/028,036	8,431,575
2010-01-US-B	United States	vTvx Holdings I LLC	13/772,685	8,741,900
2010-01-US-C	United States	vTvx Holdings I LLC	14/225,837	9,045,461
2012-02-AU-A	Australia	vTvx Holdings I LLC	2013327450
2012-02-BR-A	Brazil	vTvx Holdings I LLC	BR1120150076416
2012-02-CA-A	Canada	vTvx Holdings I LLC	2886785
2012-02-CN-A	China	vTvx Holdings I LLC	201380051206
2012-02-EA-A	Eurasia	vTvx Holdings I LLC	201590687

File No.	Country	Owner	Application No.	Patent No.
2012-02-EP-A	Europe	vTvx Holdings I LLC
2012-02-IL-A	Israel	vTvx Holdings I LLC	237730
2012-02-IN-A	India	vTvx Holdings I LLC	3734/DELNP/2015
2012-02-JP-A	Japan	vTvx Holdings I LLC
2012-02-KR-A	South Korea	vTvx Holdings I LLC	10-2015-7011366
2012-02-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2015/003732
2012-02-NZ-A	New Zealand	vTvx Holdings I LLC	705813
2012-02-SG-A	Singapore	vTvx Holdings I LLC	11201502210V
2012-02-US-A	United States	vTvx Holdings I LLC	14/059,529
2012-02-ZA-A	South Africa	vTvx Holdings I LLC	2015/01834
2004-02-US-A	United States	vTvx Holdings I LLC	11/110,499	7,820,704
2008-07-US-A	United States	vTvx Holdings I LLC	12/547,018	8,563,742
2003-08-US-A	United States	vTvx Holdings I LLC	10/913,216	7,459,472
2003-07-US-A	United States	vTvx Holdings I LLC	10/913,882	7,501,538
2003-02-US-A	United States	vTvx Holdings I LLC	10/913,168	7,544,699
2001-14/16-US-A	United States	vTvx Holdings I LLC	10/274,546	6,933,303
2006-01-AU-A	Australia	vTvx Holdings I LLC	2007211319	2007211319
2006-01-CA-A	Canada	vTvx Holdings I LLC	2637024	2,637,024
2006-01-CN-A	China	vTvx Holdings I LLC	200780003942.3	ZL200780003942.3
2006-01-EA-A	Eurasia	vTvx Holdings I LLC	200870218	19385
2006-01-EP-A	Europe	vTvx Holdings I LLC	7763040.8
2006-01-HK-A	Hong Kong	vTvx Holdings I LLC	9104978.9	HK1127342
2006-01-IL-A	Israel	vTvx Holdings I LLC	192557	192557
2006-01-JP-A	Japan	vTvx Holdings I LLC	2008-553332	5180099
2006-01-MO-A	Macau	vTvx Holdings I LLC	J/000800	J/000800
2006-01-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2008/008929	316963
2006-01-NZ-A	New Zealand	vTvx Holdings I LLC	569329	569329
2006-01-SG-A	Singapore	vTvx Holdings I LLC	200804987-6	144278 [WO 2007/089857]
2006-01-US-A	United States	vTvx Holdings I LLC	11/699,780	7,723,369
2006-01-US-B	United States	vTvx Holdings I LLC	12/685,178	8,404,731
2006-01-ZA-A	South Africa	vTvx Holdings I LLC	2008/05648	2008/05648
2004-04-AU-A	Australia	vTvx Holdings I LLC	2005271452	2005271452
2004-04-CA-A	Canada	vTvx Holdings I LLC	2570324	2,570,324
2004-04-CH-A	Switzerland	vTvx Holdings I LLC	5778764	1781700
2004-04-CN-A	China	vTvx Holdings I LLC	200580025947.7
2004-04-DE-A	Germany	vTvx Holdings I LLC	5778764	1781700 (602005043021.0)
2004-04-EA-A	Eurasia	vTvx Holdings I LLC	200700404	12082
2004-04-EP-A	Europe	vTvx Holdings I LLC	5778764	1781700

File No.	Country	Owner	Application No.	Patent No.
2004-04-ES-A	Spain	vTvx Holdings I LLC	5778764	1781700
2004-04-FR-A	France	vTvx Holdings I LLC	5778764	1781700
2004-04-GB-A	United Kingdom	vTvx Holdings I LLC	5778764	1781700
2004-04-HK-A	Hong Kong	vTvx Holdings I LLC	7108801.5
2004-04-IE-A	Ireland	vTvx Holdings I LLC	5778764	1781700
2004-04-IL-A	Israel	vTvx Holdings I LLC	180554	180554
2004-04-IN-A	India	vTvx Holdings I LLC	0797/DELNP/2007	257473
2004-04-IT-A	Italy	vTvx Holdings I LLC	5778764	1781700
2004-04-JP-A	Japan	vTvx Holdings I LLC	2007-524978	5188804
2004-04-KR-A	South Korea	vTvx Holdings I LLC	10-2007-7005152	10-1323411
2004-04-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2007/001559	293182
2004-04-NZ-A	New Zealand	vTvx Holdings I LLC	552128	552128
2004-04-SG-A	Singapore	vTvx Holdings I LLC	200700364-3	129082 [WO 2006/017647]
2004-04-US-A	United States	vTvx Holdings I LLC	11/197,038	7,901,688
2004-04-US-B	United States	vTvx Holdings I LLC	11/629,437	7,981,423
2004-04-US-C	United States	vTvx Holdings I LLC	12/983,604	8,877,192
2004-04-ZA-A	South Africa	vTvx Holdings I LLC	2007/00643	2007/00643
2004-04-ZA-B	South Africa	vTvx Holdings I LLC	2009/06459	2009/06459
2006-07-AU-A	Australia	vTvx Holdings I LLC	2007248784	2007248784
2006-07-CA-A	Canada	vTvx Holdings I LLC	2651348
2006-07-EA-A	Eurasia	vTvx Holdings I LLC	200870502	17291
2006-07-EP-A	Europe	vTvx Holdings I LLC	7794379.3
2006-07-JP-A	Japan	vTvx Holdings I LLC	2009-509615	5558810
2006-07-MX-A	Mexico	vTvx Holdings I LLC	MX/a/2008/013863	307987
2006-07-NZ-A	New Zealand	vTvx Holdings I LLC	571692	571692
2006-07-US-A	United States	vTvx Holdings I LLC	11/789,637	7,981,424
2006-07-US-B	United States	vTvx Holdings I LLC	13/158,748	8,344,120
2006-07-ZA-A	South Africa	vTvx Holdings I LLC	2008/09394	2008/09394
2009-04-CA-A	Canada	vTvx Holdings I LLC	2757079	2,757,079
2009-04-EP-A	Europe	vTvx Holdings I LLC	10718284.2
2009-04-JP-A	Japan	vTvx Holdings I LLC	2010-95600
2009-04-US-A	United States	vTvx Holdings I LLC	13/265,132	9,034,341
2009-04-US-B	United States	vTvx Holdings I LLC	14/686,352
2010-02-CA-A	Canada	vTvx Holdings I LLC	2789244
2010-02-EP-A	Europe	vTvx Holdings I LLC	10773766
2010-02-JP-A	Japan	vTvx Holdings I LLC	2012-553874
2010-02-US-A	United States	vTvx Holdings I LLC	13/062,395
77456-A	United States	Jointly owned by vTvx Holdings I LLC and The Trustees of Columbia University in the City of New York, each with a 1/2 undivided interest.	11/197,644

Commercial Lease Transferred from vTvx Holdings I LLC:

•	Lease Agreement, dated as of September 20, 1999, by and between Liberty Property Limited Partnership and TransTech Pharma, Inc., as amended by that certain First Amendment thereto dated as of March 6, 2000, that certain Second Amendment thereto dated as of March 22, 2000, that certain Third Amendment thereto dated as of December 5, 2001, that certain Fourth Amendment thereto dated as of March 18, 2004, and that certain Fifth Amendment thereto dated as of May 30, 2013, which Lease Agreement, as amended, relates to 4170 Mendenhall Oaks Pkwy, High Point, NC.

License Agreements and other Contracts Transferred from vTvx Holdings I LLC:

•	New Exclusive License Agreement, dated May 14, 2015, by and between The Trustees of Columbia University in the City of New York and vTvx I Holdings LLC.

•	Agreement Concerning Glucokinase Activator Project, dated February 20, 2007, by and between Novo Nordisk A/S and vTvx I Holdings LLC.

•	License and Research Agreement, dated as of March 5, 2015, by and among Calithera Biosciences Inc., vTvx I Holdings LLC, and vTvx II Holdings LLC.

•	Biological Program Termination Agreement, dated as of May 8, 2009, by and between Pfizer, Inc. and vTvx I Holdings LLC.

•	Assignment of Patent Applications, dated as of July 17, 2013, by and between Pfizer, Inc. and vTvx I Holdings LLC.

•	All other valid and ongoing licenses, contracts and other agreements entered into by vTvx Holdings I LLC, but excluding the agreements set forth or referenced in the Excluded Assets section below.

Personal Property Transferred from vTvx Holdings I LLC:

•	All personal property owned by vTvx Holdings I LLC, including (without limitation) the following:

o	Laboratory equipment

o	Leasehold improvements

o	Computers and hardware

o	Software

o	Furniture and office equipment

Transferred Employee Assets of vTvx Holdings I LLC:

The following employee benefit plans are, in respect of those employees of vTvx Holdings I LLC and vTvx Holdings II LLC whose employment is assigned and transferred to the Company and subject to any transition services period as set forth in Sections 2.1(d)(i) and 2.1(d)(v) of the Agreement, assigned and transferred to the Company.

•	TransTech Pharma, LLC Retirement Plan

o	Directed Trustee Agreement by and between TransTech Pharma, LLC and Mid Atlantic Trust Company, dated as of November 26, 2013

o	Investment Management Agreement by and between High Point Bank and Trust Company and TransTech Pharma, LLC & PharmaCore, Inc., dated as of November 26, 2013

o	Recordkeeping and Investment Account Services Agreement by and between EPIC Advisors, Inc. and TransTech Pharma, LLC, dated as of November 26, 2013

•	BlueOptions Medical Plan (BlueCross BlueShield of North Carolina)

•	Delta Dental PPO Plus Premier (Dental Plan)

•	COBRA Administration Arrangement with Flores & Associates, LLC

•	Wingspan Cafeteria Plan (AFLAC supplemental insurance)

•	Group Term Life Insurance (USAble Life)

•	Group Voluntary Life Insurance (USAble Life)

•	Group Accidental Death and Dismemberment Insurance (USAble Life)

•	Group Long Term Disability Insurance (USAble Life)

•	Group Short Term Disability Insurance (administered by USAble Life)

Assets Transferred from vTvx Holdings II LLC

INDs and Similar Assets:

Program	Compound	IND / File #	Holder
BACH1	HPP971	IND 119,328	vTvx Holdings II LLC
PDE4	HPP737	IND 116,186	vTvx Holdings II LLC
PPAR	HPP593	IND 122,225; and IND 107,545	vTvx Holdings II LLC
11-Beta	HPP851	IND 110,923	vTvx Holdings II LLC
PPAR	HPP5920	IND 73,189	vTvx Holdings II LLC
BACE	HPP854	IND 105,195	vTvx Holdings II LLC
H3	HPP404	IND 103,863	vTvx Holdings II LLC

Patents:

File No.	Country	Owner	Application No.	Patent No.
3009.200-GCC	Gulf Cooperation Council	vTvx Holdings II LLC	GC 2011-17799
3009.200-JO	Jordan	vTvx Holdings II LLC	47/2011
3009.200-LB	Lebanon	vTvx Holdings II LLC	1193	9286
3009.200-TW	Taiwan	vTvx Holdings II LLC	100105506
3009.200-US	United States	vTvx Holdings II LLC	13/028,406	8,759,535
3009.204-AU	Australia	vTvx Holdings II LLC	2011218316
3009.204-BR	Brazil	vTvx Holdings II LLC	BR1120120207598
3009.204-CA	Canada	vTvx Holdings II LLC	2789950
3009.204-CN	China	vTvx Holdings II LLC	201180009915.3	ZL 201180009915.3
3009.204-HK	Hong Kong	vTvx Holdings II LLC	12112645
3009.204-IL	Israel	vTvx Holdings II LLC	220906
3009.204-IN	India	vTvx Holdings II LLC	6692/DELNP/2012
3009.204-JP	Japan	vTvx Holdings II LLC	2012-553942
3009.204-KR	South Korea	vTvx Holdings II LLC	10-2012-7023193
3009.204-MO	Macau	vTvx Holdings II LLC	J/001597
3009.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2012/009628
3009.204-NZ	New Zealand	vTvx Holdings II LLC	602395	602395
3009.204-SG	Singapore	vTvx Holdings II LLC	201205373-2	182629
3009.204-ZA	South Africa	vTvx Holdings II LLC	2012/05800
3009.205-EA	Eurasia	vTvx Holdings II LLC	201290808
3009.205-EP	Europe	vTvx Holdings II LLC	11745064.3
3009.210-US	United States	vTvx Holdings II LLC	14/215,873
3017.204-US	United States	vTvx Holdings II LLC	13/894,922
3039.000-US	United States	vTvx Holdings II LLC	62/082,706

File No.	Country	Owner	Application No.	Patent No.
3040.000-US	United States	vTvx Holdings II LLC	62/085,875
3036.000-US	United States	vTvx Holdings II LLC	62/063,347
3037.000-US	United States	vTvx Holdings II LLC	62/063,352
3038.000-US	United States	vTvx Holdings II LLC	62/063,348
CBH-02560	United States	vTvx Holdings II LLC	62/171,051
3004.204-AU	Australia	vTvx Holdings II LLC	2009206368	2009206368
3004.204-BR	Brazil	vTvx Holdings II LLC	PI0906809-0
3004.204-CA	Canada	vTvx Holdings II LLC	2711576
3004.204-CN	China	vTvx Holdings II LLC	200980102961	ZL200980102961.0
3004.204-HK	Hong Kong	vTvx Holdings II LLC	11102132.2
3004.204-IL	Israel	vTvx Holdings II LLC	206854	206854
3004.204-IN	India	vTvx Holdings II LLC	5151/DELNP/2010
3004.204-JP	Japan	vTvx Holdings II LLC	2010-544436	5406215
3004.204-KR	South Korea	vTvx Holdings II LLC	10-2010-7017176
3004.204-MO	Macau	vTvx Holdings II LLC	J/001596
3004.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2010/007768	313517
3004.204-NZ	New Zealand	vTvx Holdings II LLC	586695	586695
3004.204-SG	Singapore	vTvx Holdings II LLC	201005095-3	163680 [WO 2009/094528]
3004.204-US	United States	vTvx Holdings II LLC	12/532,861	7,964,608
3004.204-ZA	South Africa	vTvx Holdings II LLC	2010/04818	2010/04818
3004.205-CH	Switzerland	vTvx Holdings II LLC	9704760.9	2244574
3004.205-DE	Germany	vTvx Holdings II LLC	9704760.9	2244574 (DE 60 2009 026 929.1)
3004.205-EA	Eurasia	vTvx Holdings II LLC	201070884	18462
3004.205-EP	Europe	vTvx Holdings II LLC	9704760.9	2244574
3004.205-ES	Spain	vTvx Holdings II LLC	9704760.9	2244574
3004.205-FR	France	vTvx Holdings II LLC	9704760.9	2244574
3004.205-IE	Ireland	vTvx Holdings II LLC	9704760.9	2244574
3004.205-IT	Italy	vTvx Holdings II LLC	9704760.9	2244574 (IT 72239/BE/2014)
3004.205-UK	United Kingdom	vTvx Holdings II LLC	9704760.9	2244574
3004.214-US	United States	vTvx Holdings II LLC	13/040,382	8,853,226
3004.224-US	United States	vTvx Holdings II LLC	13/410,628	8,329,715
3004.234-US	United States	vTvx Holdings II LLC	14/477,302
3025.200-US	United States	vTvx Holdings II LLC	14/478,594
3025.204-PCT	PCT Application	vTvx Holdings II LLC	PCT/US2014/054303
5697.200-US	United States	vTvx Holdings II LLC	09/551,740	6,972,294
6134.210-US	United States	vTvx Holdings II LLC	10/370,856	6,867,218
6310.200-US	United States	vTvx Holdings II LLC	10/201,456	6,869,967
6569.200-US	United States	vTvx Holdings II LLC	10/693,161	7,129,268

File No.	Country	Owner	Application No.	Patent No.
6569.204-AU	Australia	vTvx Holdings II LLC	2003273783	2003273783
6569.204-CN	China	vTvx Holdings II LLC	200380102228.1	ZL200380102228.1
6569.204-IN	India	vTvx Holdings II LLC	1364/DELNP/2005	232024
6569.204-JP	Japan	vTvx Holdings II LLC	2005-501509	4708184
6569.204-MX	Mexico	vTvx Holdings II LLC	PA/a/2005/004402	254995
6569.204-RU	Russia	vTvx Holdings II LLC	2005116243	2349582
6569.204-ZA	South Africa	vTvx Holdings II LLC	2005/02814	2005/02814
6569.205-BE	Belgium	vTvx Holdings II LLC	3757741.8	1558572
6569.205-CH	Switzerland	vTvx Holdings II LLC	3757741.8	1558572
6569.205-DE	Germany	vTvx Holdings II LLC	3757741.8	1558572 (60333211.0)
6569.205-EP	Europe	vTvx Holdings II LLC	3757741.8	1558572
6569.205-ES	Spain	vTvx Holdings II LLC	3757741.8	1558572 (2345882)
6569.205-FR	France	vTvx Holdings II LLC	3757741.8	1558572
6569.205-GB	United Kingdom	vTvx Holdings II LLC	3757741.8	1558572
6569.205-IE	Ireland	vTvx Holdings II LLC	3757741.8	1558572
6569.205-IT	Italy	vTvx Holdings II LLC	3757741.8	1558572 (27102 BE/2010)
7186.200-TW	Taiwan	vTvx Holdings II LLC	95123781	I371446
7186.204-AU	Australia	vTvx Holdings II LLC	2006265172	2006265172
7186.204-BR	Brazil	vTvx Holdings II LLC	PI0612730-4
7186.204-CA	Canada	vTvx Holdings II LLC	2613365	2,613,365
7186.204-IN	India	vTvx Holdings II LLC	9775/DELNP/2007
7186.204-JP	Japan	vTvx Holdings II LLC	2008-519909	5052511
7186.204-KR	South Korea	vTvx Holdings II LLC	10-2008-7001795	10-1333101
7186.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2007/016374	289941
7186.204-RU	Russia	vTvx Holdings II LLC	2007147050	2412935
7186.204-US	United States	vTvx Holdings II LLC	11/917,811	7,943,669
7186.205-CH	Switzerland	vTvx Holdings II LLC	6763966.6	1899302
7186.205-DE	Germany	vTvx Holdings II LLC	6763966.6	1899302 (602006025239.0)
7186.205-EP	Europe	vTvx Holdings II LLC	6763966.6	1899302
7186.205-ES	Spain	vTvx Holdings II LLC	6763966.6	1899302 (2372617)
7186.205-FR	France	vTvx Holdings II LLC	6763966.6	1899302
7186.205-GB	United Kingdom	vTvx Holdings II LLC	6763966.6	1899302
7186.205-IE	Ireland	vTvx Holdings II LLC	6763966.6	1899302
7186.205-IT	Italy	vTvx Holdings II LLC	6763966.6	1899302 (32046 BE/2011)
7186.214-MX	Mexico	vTvx Holdings II LLC	MX/a/2011/008185	313342
7186.214-US	United States	vTvx Holdings II LLC	13/080,425	8,217,086
7186.215-CH	Switzerland	vTvx Holdings II LLC	10188181.1	2298742
7186.215-DE	Germany	vTvx Holdings II LLC	10188181.1	2298742 (602006040041.1)

File No.	Country	Owner	Application No.	Patent No.
7186.215-EP	Europe	vTvx Holdings II LLC	10188181.1	2298742
7186.215-ES	Spain	vTvx Holdings II LLC	10188181.1	2298742 (2449618)
7186.215-FR	France	vTvx Holdings II LLC	10188181.1	2298742
7186.215-GB	United Kingdom	vTvx Holdings II LLC	10188181.1	2298742
7186.215-IE	Ireland	vTvx Holdings II LLC	10188181.1	2298742
7186.215-IT	Italy	vTvx Holdings II LLC	10188181.1	2298742 (21081 BE/2014)
7186.224-US	United States	vTvx Holdings II LLC	13/466,191	8,426,473
7253.200-TW	Taiwan	vTvx Holdings II LLC	95148358	I389878
7253.204-AU	Australia	vTvx Holdings II LLC	2006327003	2006327003
7253.204-BR	Brazil	vTvx Holdings II LLC	PI0620468-6
7253.204-CA	Canada	vTvx Holdings II LLC	2631390	2,631,390
7253.204-IL	Israel	vTvx Holdings II LLC	191655	191655
7253.204-IN	India	vTvx Holdings II LLC	5418/DELNP/2008
7253.204-JP	Japan	vTvx Holdings II LLC	2008-546470	5054028
7253.204-KR	South Korea	vTvx Holdings II LLC	10-2008-7016288	10-1265078
7253.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2008/008098	294461
7253.204-NZ	New Zealand	vTvx Holdings II LLC	568488	568488
7253.204-US	United States	vTvx Holdings II LLC	12/097,564	7,943,613
7253.204-ZA	South Africa	vTvx Holdings II LLC	2008/04767	2008/04767
7253.205-AT	Austria	vTvx Holdings II LLC	6830789.1	1979311 (E561921)
7253.205-BE	Belgium	vTvx Holdings II LLC	6830789.1	1979311
7253.205-CH	Switzerland	vTvx Holdings II LLC	6830789.1	1979311
7253.205-DE	Germany	vTvx Holdings II LLC	6830789.1	1979311 (602006030230.4)
7253.205-EA	Eurasia	vTvx Holdings II LLC	200870103	15717
7253.205-EP	Europe	vTvx Holdings II LLC	6830789.1	1979311
7253.205-ES	Spain	vTvx Holdings II LLC	6830789.1	1979311 (2386734)
7253.205-FR	France	vTvx Holdings II LLC	6830789.1	1979311
7253.205-GB	United Kingdom	vTvx Holdings II LLC	6830789.1	1979311
7253.205-IE	Ireland	vTvx Holdings II LLC	6830789.1	1979311
7253.205-IT	Italy	vTvx Holdings II LLC	6830789.1	1979311
7253.214-CN	China	vTvx Holdings II LLC	201310097997.2
7253.214-HK	Hong Kong	vTvx Holdings II LLC	14100388.4
7253.214-US	United States	vTvx Holdings II LLC	13/079,460	8,362,016
7253.224-US	United States	vTvx Holdings II LLC	13/708,163	8,551,993
7253.234-US	United States	vTvx Holdings II LLC	14/016,442
3006.204-AU	Australia	vTvx Holdings II LLC	2009316802	2009316802
3006.204-CA	Canada	vTvx Holdings II LLC	2744383
3006.204-EA	Eurasia	vTvx Holdings II LLC	201170703	20496

File No.	Country	Owner	Application No.	Patent No.
3006.204-IN	India	vTvx Holdings II LLC	3778/DELNP/2011
3006.204-KR	South Korea	vTvx Holdings II LLC	10-2011-7013921
3006.204-ME	Montenegro	vTvx Holdings II LLC	P-2011-89	1145
3006.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2011/005037	322321
3006.204-US	United States	vTvx Holdings II LLC	13/128,045	8,927,549
3006.204-ZA	South Africa	vTvx Holdings II LLC	2011/04551	2011/04551
3006.205-EP	Europe	vTvx Holdings II LLC	9828106.6
3006.214-SG	Singapore	vTvx Holdings II LLC	201308611-1
3015.200-US	United States	vTvx Holdings II LLC	13/189,640	8,513,430
6620.504-US	United States	vTvx Holdings II LLC	11/254,125	7,501,405
7533.204-US	United States	vTvx Holdings II LLC	12/528,227	8,334,305
7534.204-AU	Australia	vTvx Holdings II LLC	2008219326	2008219326
7534.204-CA	Canada	vTvx Holdings II LLC	2675669	2,675,669
7534.204-CN	China	vTvx Holdings II LLC	200880005896.5
7534.204-IL	Israel	vTvx Holdings II LLC	199853
7534.204-JP	Japan	vTvx Holdings II LLC	2009-550278	5243455
7534.204-KR	South Korea	vTvx Holdings II LLC	10-2009-7017160	10-1487813
7534.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2009/008228	310901
7534.204-US	United States	vTvx Holdings II LLC	12/528,229	8,383,820
7534.204-ZA	South Africa	vTvx Holdings II LLC	2009/04916	2009/04916
7534.205-EA	Eurasia	vTvx Holdings II LLC	200970791	16951
7534.205-EP	Europe	vTvx Holdings II LLC	8709090.8
7534.205-HK	Hong Kong	vTvx Holdings II LLC	10105670.4
7534.214-US	United States	vTvx Holdings II LLC	13/739,408	8,809,540
7534.224-US	United States	vTvx Holdings II LLC	14/321,884	8,907,096
7545.204-CN	China	vTvx Holdings II LLC	200880019488.5	ZL200880019488.5
7545.204-US	United States	vTvx Holdings II LLC	12/597,129	8,383,683
7545.205-BE	Belgium	vTvx Holdings II LLC	8745501	2150109
7545.205-CH	Switzerland	vTvx Holdings II LLC	8745501	2150109
7545.205-DE	Germany	vTvx Holdings II LLC	8745501	2150109 (602008018859.0)
7545.205-EP	Europe	vTvx Holdings II LLC	8745501	2150109
7545.205-ES	Spain	vTvx Holdings II LLC	8745501	2150109 (2393230)
7545.205-FR	France	vTvx Holdings II LLC	8745501	2150109
7545.205-GB	United Kingdom	vTvx Holdings II LLC	8745501	2150109
7545.205-HK	Hong Kong	vTvx Holdings II LLC	10106495.5	HK1140377
7545.205-IE	Ireland	vTvx Holdings II LLC	8745501	2150109
7545.205-IT	Italy	vTvx Holdings II LLC	8745501	2150109 (52364 BE/2012)
3002.204-AU	Australia	vTvx Holdings II LLC	2006223070	2006223070
3002.204-CA	Canada	vTvx Holdings II LLC	2600570	2,600,570

File No.	Country	Owner	Application No.	Patent No.
3002.204-CN	China	vTvx Holdings II LLC	200680008417.6	ZL200680008417.6
3002.204-IL	Israel	vTvx Holdings II LLC	185541	185541
3002.204-MO	Macau	vTvx Holdings II LLC	J/000923	J/000923
3002.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2007/011234	299183
3002.204-NZ	New Zealand	vTvx Holdings II LLC	561029	561029
3002.204-US	United States	vTvx Holdings II LLC	11/885,096	7,893,267
3002.205-AT	Austria	vTvx Holdings II LLC	6738139.2	1863771 (E582940)
3002.205-BE	Belgium	vTvx Holdings II LLC	6738139.2	1863771
3002.205-CH	Switzerland	vTvx Holdings II LLC	6738139.2	1863771
3002.205-DE	Germany	vTvx Holdings II LLC	6738139.2	1863771 (602006032907.5)
3002.205-EP	Europe	vTvx Holdings II LLC	6738139.2	1863771
3002.205-ES	Spain	vTvx Holdings II LLC	6738139.2	1863771 (2400287)
3002.205-FR	France	vTvx Holdings II LLC	6738139.2	1863771
3002.205-GB	United Kingdom	vTvx Holdings II LLC	6738139.2	1863771
3002.205-HK	Hong Kong	vTvx Holdings II LLC	8105884
3002.205-IE	Ireland	vTvx Holdings II LLC	6738139.2	1863771
3002.205-IT	Italy	vTvx Holdings II LLC	6738139.2	1863771 (47770 BE/2013)
3002.214-US	United States	vTvx Holdings II LLC	12/950,718	8,598,353
3002.214-ZA	South Africa	vTvx Holdings II LLC	2009/03300	2009/03300
3002.224-US	United States	vTvx Holdings II LLC	14/064,737	8,946,259
3011.204-US	United States	vTvx Holdings II LLC	13/214,434	8,350,039
3013.200-US	United States	vTvx Holdings II LLC	13/052,544	8,450,354
3001.200-US	United States	vTvx Holdings II LLC	11/255,000	7,582,673
5390.200-US	United States	vTvx Holdings II LLC	09/548,081	6,908,926
6327.205-EP	Europe	vTvx Holdings II LLC	2742851.5	1421071
6446.204-MX	Mexico	vTvx Holdings II LLC	PA/a/2004/007416	251269
6483.200-US	United States	vTvx Holdings II LLC	10/453,106	6,906,060
6739.204-AU	Australia	vTvx Holdings II LLC	2004259263	2004259263
6739.204-CA	Canada	vTvx Holdings II LLC	2532236	2,532,236
6739.204-CN	China	vTvx Holdings II LLC	200480021891.3	ZL200480021891.3
6739.204-MX	Mexico	vTvx Holdings II LLC	PA/a/2006/001053	257494
6739.204-US	United States	vTvx Holdings II LLC	11/334,207	7,294,626
6739.205-BE	Belgium	vTvx Holdings II LLC	4738980.4	1651615
6739.205-CH	Switzerland	vTvx Holdings II LLC	4738980.4	1651615
6739.205-DE	Germany	vTvx Holdings II LLC	4738980.4	1651615 (602004026068.1)
6739.205-EP	Europe	vTvx Holdings II LLC	4738980.4	1651615
6739.205-ES	Spain	vTvx Holdings II LLC	4738980.4	1651615 (2342605)
6739.205-FR	France	vTvx Holdings II LLC	4738980.4	1651615

File No.	Country	Owner	Application No.	Patent No.
6739.205-GB	United Kingdom	vTvx Holdings II LLC	4738980.4	1651615
6739.205-IE	Ireland	vTvx Holdings II LLC	4738980.4	1651615
6739.205-IT	Italy	vTvx Holdings II LLC	4738980.4	1651615 (24463 BE/2010)
7213.204-AU	Australia	vTvx Holdings II LLC	2006264966	2006264966
7213.204-CA	Canada	vTvx Holdings II LLC	2614116
7213.204-JP	Japan	vTvx Holdings II LLC	2008-519917	5121707
7213.204-KR	South Korea	vTvx Holdings II LLC	10-2008-7000240	10-1286569
7213.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2007/015675	295147
7213.204-RU	Russia	vTvx Holdings II LLC	2007147044	2442775
7213.204-US	United States	vTvx Holdings II LLC	11/917,823	8,501,739
7213.214-RU	Russia	vTvx Holdings II LLC	2011142654	2499795
7213.214-US	United States	vTvx Holdings II LLC	13/472,090	8,846,677
7213.215-CH	Switzerland	vTvx Holdings II LLC	10166493.6	2233470
7213.215-DE	Germany	vTvx Holdings II LLC	10166493.6	2233470 (602006026313.9)
7213.215-EP	Europe	vTvx Holdings II LLC	10166493.6	2233470
7213.215-ES	Spain	vTvx Holdings II LLC	10166493.6	2233470 (2375929)
7213.215-FR	France	vTvx Holdings II LLC	10166493.6	2233470
7213.215-GB	United Kingdom	vTvx Holdings II LLC	10166493.6	2233470
7213.215-IE	Ireland	vTvx Holdings II LLC	10166493.6	2233470
7213.215-IT	Italy	vTvx Holdings II LLC	10166493.6	2233470 (19699 BE/2012)
7397.204-AU	Australia	vTvx Holdings II LLC	2007229492	2007229492
7397.204-CN	China	vTvx Holdings II LLC	200780010971.2	ZL200780010971.2
7397.204-KR	South Korea	vTvx Holdings II LLC	10-2008-7023919	10-1280333
7397.204-MO	Macau	vTvx Holdings II LLC	J/000709	J/000709
7397.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2008/011123	288665
7397.204-NZ	New Zealand	vTvx Holdings II LLC	570524	570524
7397.204-US	United States	vTvx Holdings II LLC	12/294,756	8,394,842
7397.204-ZA	South Africa	vTvx Holdings II LLC	2008/06985	2008/06985
7397.205-BE	Belgium	vTvx Holdings II LLC	7727226.8	1999120
7397.205-CH	Switzerland	vTvx Holdings II LLC	7727226.8	1999120
7397.205-DE	Germany	vTvx Holdings II LLC	7727226.8	1999120 (602007023602.9)
7397.205-EA	Eurasia	vTvx Holdings II LLC	200870376	15569
7397.205-EP	Europe	vTvx Holdings II LLC	7727226.8	1999120
7397.205-ES	Spain	vTvx Holdings II LLC	7727226.8	1999120
7397.205-FR	France	vTvx Holdings II LLC	7727226.8	1999120
7397.205-GB	United Kingdom	vTvx Holdings II LLC	7727226.8	1999120
7397.205-HK	Hong Kong	vTvx Holdings II LLC	9107300.1	HK1129102

File No.	Country	Owner	Application No.	Patent No.
7397.205-IE	Ireland	vTvx Holdings II LLC	7727226.8	1999120
7397.205-IT	Italy	vTvx Holdings II LLC	7727226.8	1999120 (28597 BE/2012)
7397.214-US	United States	vTvx Holdings II LLC	13/660,045	8,772,285
7435.204-US	United States	vTvx Holdings II LLC	12/301,919	8,318,927
7461.204-AU	Australia	vTvx Holdings II LLC	2007267197	2007267197
7461.204-CA	Canada	vTvx Holdings II LLC	2659570
7461.204-EA	Eurasia	vTvx Holdings II LLC	200870586	16026
7461.204-IL	Israel	vTvx Holdings II LLC	194681	194681
7461.204-JP	Japan	vTvx Holdings II LLC	2009-512547	5694661
7461.204-MX	Mexico	vTvx Holdings II LLC	MX/a/2008/014766	297339
7461.204-NZ	New Zealand	vTvx Holdings II LLC	571972	571972
7461.204-US	United States	vTvx Holdings II LLC	12/302,132	8,378,097
7461.204-ZA	South Africa	vTvx Holdings II LLC	2008/08730	2008/08730
7461.205-AL	Albania	vTvx Holdings II LLC	7729379.3	2079732
7461.205-AT	Austria	vTvx Holdings II LLC	7729379.3	2079732 (E538116)
7461.205-BA	Bosnia & Herzegovina	vTvx Holdings II LLC	7729379.3	2079732
7461.205-BE	Belgium	vTvx Holdings II LLC	7729379.3	2079732
7461.205-BG	Bulgaria	vTvx Holdings II LLC	7729379.3	2079732 (BG/EP2079732T3)
7461.205-CH	Switzerland	vTvx Holdings II LLC	7729379.3	2079732
7461.205-CY	Cyprus	vTvx Holdings II LLC	7729379.3	2079732 (CY1112455)
7461.205-CZ	Czech Republic	vTvx Holdings II LLC	7729379.3	2079732
7461.205-DE	Germany	vTvx Holdings II LLC	7729379.3	2079732 (602007019505.5)
7461.205-DK	Denmark	vTvx Holdings II LLC	7729379.3	2079732 (DK/EP2079732)
7461.205-EE	Estonia	vTvx Holdings II LLC	7729379.3	2079732
7461.205-EP	Europe	vTvx Holdings II LLC	7729379.3	2079732
7461.205-ES	Spain	vTvx Holdings II LLC	7729379.3	2079732
7461.205-FI	Finland	vTvx Holdings II LLC	7729379.3	2079732
7461.205-FR	France	vTvx Holdings II LLC	7729379.3	2079732
7461.205-GB	United Kingdom	vTvx Holdings II LLC	7729379.3	2079732
7461.205-GR	Greece	vTvx Holdings II LLC	7729379.3	2079732 (3077337)
7461.205-HR	Croatia	vTvx Holdings II LLC	7729379.3	2079732 (P20120227)
7461.205-HU	Hungary	vTvx Holdings II LLC	7729379.3	2079732 (E012931)
7461.205-IE	Ireland	vTvx Holdings II LLC	7729379.3	2079732
7461.205-IS	Iceland	vTvx Holdings II LLC	7729379.3	2079732
7461.205-IT	Italy	vTvx Holdings II LLC	7729379.3	2079732 (21629 BE/2012)
7461.205-LT	Lithuania	vTvx Holdings II LLC	7729379.3	2079732
7461.205-LU	Luxembourg	vTvx Holdings II LLC	7729379.3	2079732

File No.	Country	Owner	Application No.	Patent No.
7461.205-LV	Latvia	vTvx Holdings II LLC	7729379.3	2079732
7461.205-MC	Monaco	vTvx Holdings II LLC	7729379.3	2079732
7461.205-ME	Montenegro	vTvx Holdings II LLC	7729379.3	1302
7461.205-MK	Macedonia	vTvx Holdings II LLC	7729379.3	2079732 (P-403/11)
7461.205-MT	Malta	vTvx Holdings II LLC	7729379.3	2079732
7461.205-NL	Netherlands	vTvx Holdings II LLC	7729379.3	2079732
7461.205-PL	Poland	vTvx Holdings II LLC	7729379.3	2079732
7461.205-PT	Portugal	vTvx Holdings II LLC	7729379.3	2079732
7461.205-RO	Romania	vTvx Holdings II LLC	7729379.3	2079732
7461.205-RS	Serbia	vTvx Holdings II LLC	7729379.3	2079732 (P-78/12)
7461.205-SE	Sweden	vTvx Holdings II LLC	7729379.3	2079732
7461.205-SI	Slovenia	vTvx Holdings II LLC	7729379.3	2079732
7461.205-SK	Slovakia	vTvx Holdings II LLC	7729379.3	2079732 (E11259 T3)
7461.205-TR	Turkey	vTvx Holdings II LLC	7729379.3	2079732 (TR201201949T4)
7461.214-SG	Singapore	vTvx Holdings II LLC	201004699-3	163547 [WO 2007/137968]
7660.204-US	United States	vTvx Holdings II LLC	12/663,103	8,344,001

License Agreements and other Contracts Transferred from vTvx Holdings II LLC:

•	License and Research Agreement, dated as of March 5, 2015, by and among Calithera Biosciences Inc., vTvx I Holdings LLC, and vTvx II Holdings LLC.

•	All other valid and ongoing licenses, contracts and other agreements entered into by vTvx Holdings II LLC, but excluding the agreements set forth or referenced in the Excluded Assets section below.

Transferred Employee Assets of vTvx Holdings II LLC:

None.

Know-How Transferred from both vTvx Holdings I LLC and vTvx Holdings II LLC:

All know-how associated with any of the foregoing transferred intellectual and other property, including all programs and the “Translational Technology”, including without limitation the following programs:

•	RAGE (TTP488) program

•	GK (TTP399) program

•	GLP (TTP273) program

•	PPAR (HPP593) program

•	BACH1 (HPP971) program

•	HK2 program

•	RAGE (TTP4000) program

•	PDE4 program

•	11beta program

•	BACE program

•	GalR1 program

•	H3 program

Excluded Assets

List of vTvx Holdings I LLC assets that are NOT being assigned or transferred:

For the avoidance of doubt, the following assets are excluded from assignment or transfer by vTvx Holdings I LLC:

Category	Items
Commercial Lease	Commercial Lease for 4160 Mendenhall Oaks Pkwy Building
Real Property	Lot 6 – 4130 Mendenhall Oaks Pkwy, High Point, NC (3.322 acres) Lot 8 – 4150 Mendenhall Oaks Pkwy, High Point, NC (3.060 acres) Lot 11-A – 4165 Mendenhall Oaks Pkwy, High Point, NC (10.346 acres)
Financial

1)      Note receivable from Former Officer plus any accrued interest

2)      Note receivable from PharmaCore, Inc. plus any accrued interest

3)      Restricted cash to secure letter of credit for 4160 Mendenhall Oaks lease

4)      Benefits and obligations described in the Letter Agreement with Former Officer dated December 31, 2014,   including, but not limited to, cash payments and perpetual securities.

5)      Note payable to M&F TTP Holdings LLC (“Uncommitted Advance Agreement”) plus any accrued interest

6)      Note payable to High Point Bank plus any accrued interest

7)      Accounts payable invoices to PharmaCore, Inc. prior to January 1, 2015

Domain Names

TRANSTECHPHARMA.BIZ

TRANSTECHPHARMA.COM

TRANSTECHPHARMA.INFO

TRANSTECHPHARMA.NET

TRANSTECHPHARMA.ORG

TRANSTECHPHARMA.US

TRANSTECHPHARMA.XXX

TTPHARMA.BIZ

TT-PHARMA.BIZ

TTPHARMA.COM

TTPHARMA.INFO

TT-PHARMA.INFO

TTPHARMA.NET

TT-PHARMA.NET

TTPHARMA.ORG

TT-PHARMA.ORG

TTPHARMA.US

TT-PHARMA.US

Trademarks	Trademark	Application No.
	TRANSTECH PHARMA	76/406,577
	TRANSTECH PHARMA & DESIGN	76/406,579
	AT THE FRONTIER OF TRANSLATING INNOVATIVE SCIENCE INTO MEDICINE	76/404,964
	VTV THERAPEUTICS (Class 5)	86/594,084
	VTV THERAPEUTICS (Class 42)	86/594,096
	VTV THERAPEUTICS (Class 44)	86/594,102

List of vTvx Holdings II LLC assets that are NOT being assigned or transferred:

For the avoidance of doubt, the following assets are excluded from assignment or transfer by vTvx Holdings II LLC:

Category	Items
Financial

1)      Benefits and obligations described in the Letter Agreement with Former Officer dated December 31, 2014,   including, but not limited to, cash payments and perpetual securities.

2)      Note payable to M&F TTP Holdings LLC (“Uncommitted Advance Agreement”) plus any accrued interest

3)      Accounts payable invoices to PharmaCore, Inc. prior to January 1, 2015

Domain Names

HIGHPOINTPHARMACUTICALS.COM

HPPHARMA.COM

HPPHARMACEUTICAL.COM

HIGHPOINTPHARMA.BIZ

HIGHPOINTPHARMA.COM

HIGHPOINTPHARMA.INFO

HIGHPOINTPHARMA.NET

HIGHPOINTPHARMA.ORG

HIGHPOINTPHARMA.US

HIGHPOINTPHARMACEUTICAL.COM

HIGHPOINTPHARMACEUTICALS.BIZ

HIGHPOINTPHARMACEUTICALS.COM

HIGHPOINTPHARMACEUTICALS.NET

HPPHARMACEUTICALS.COM

Schedule 2

Employee Benefit Plans of vTvx I and vTvx II

(See attached.)

Schedule 2

Employee Benefit Plans of vTvx I and vTvx II

Employees of vTvx Holdings I LLC and vTvx Holdings II LLC whose employment is assigned and transferred pursuant to Sections 2.1(d)(ii) and 2.1(d)(v) of the Agreement may continue to participate in the following employee benefit plans of vTvx Holdings I LLC and vTvx Holdings II LLC, as applicable, for a period not to exceed four months pursuant to the terms of a customary transition services agreement.

•	BlueOptions Medical Plan (BlueCross BlueShield of North Carolina)

•	Delta Dental PPO Plus Premier (Dental Plan)

•	COBRA Administration Arrangement with Flores & Associates, LLC

•	Wingspan Cafeteria Plan (AFLAC supplemental insurance)

•	Group Term Life Insurance (USAble Life)

•	Group Voluntary Life Insurance (USAble Life)

•	Group Accidental Death and Dismemberment Insurance (USAble Life)

•	Group Long Term Disability Insurance (USAble Life)

•	Group Short Term Disability Insurance (administered by USAble Life)